GOLDSPRING
A Precious Metals Company

# Investor Update

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## CONFIDENTIAL

March 2008

A Florida Corporation
NASDAQ OTC Bulletin Board
Trading Symbol: GSPG

1200 American Flat Road, PO Box 1118, Virginia City, NV 89440
Tel: 775.847.5272 Fax: 775.847.4762 www.goldspring.us

# Cautionary Statements

Certain information or contained or incorporated by reference in this presentation and related material, including any information as to our future financial or operating performance, constitutes "forward-looking statements". All statements other than statements of historical fact, are forwarding looking statements. The words "believe", "expect", "anticipate", "contemplate", "target", "plan", "intends", "continue", "budget", "estimate", "may" "will", "schedule", and expressions identify forward-looking statements. Forward-looking statements are necessarily based upon a number of estimates and assumptions that, while considered reasonable by us, are inherently subject to significant business, economic, and competitive uncertainties and contingencies. Know and unknown factors could cause actual results to differ materially from the projected in the forward-looking statements. Such factors include, but are not limited to: fluctuations in the currency markets; fluctuations in the spot and forward price of gold, silver or certain other commodities (such as diesel fuel and electricity); changes in U.S. dollar interest rates; changes in national or local legislation, taxation, controls, regulations and political and economic developments in the United States; business opportunities that may be presented to, or pursued by, us; our ability to successfully integrate acquisitions, operating or technical difficulties in connection with mining or developmental activities; employee relations; availability and increasing costs associated with mining inputs and labor; speculative nature of exploration and development, including the risks of obtaining necessary permits and licenses; diminishing quantities or grade of reserves; and contests over title to properties. In addition, there are risks associated with the business of exploration, development and mining, including environmental hazards, industrial accidents, unusual or unexpected formations, pressures, flooding, gold bullion losses and the risk of inadequate insurance. Many of these uncertainties and contingencies could affect our actual results and could cause actual results to differ materially from those expressed or implied in any forward-looking statement made by, or on behalf of, us. Readers are cautioned that forward-looking statements are not guarantees of future performance. All of the forward-looking statements made in this presentation are qualified by these cautionary statements. Specific reference is made to GoldSpring's most recent 10-KSB and 10-QSB on file with the SEC for a discussion of some of the factors underlying forward-looking statements.

We disclaim any intention or obligation to update or revise any forward-looking statement whether as a result of new information, future events or otherwise, except to the extent required by applicable law.

# GoldSpring, Inc. (GSPG)

**GoldSpring, Inc. is a North American precious metals mining company with extensive, contiguous property in the Comstock Lode District and a fully permitted gold and silver mine. The Company was formed in mid-2003 and acquired the Plum Mine property located in the Comstock Lode District in November 2003. In the Company's relatively short history, it secured permits, built an infrastructure and brought the Comstock Lode project into production. Since 2005, the Company has been acquiring additional properties around its Comstock Lode project in northern Nevada, expanding its footprint and creating opportunities for exploration. The Company's objectives are to increase production, increase reserves through exploration and acquisitions, expand its footprint in the Comstock, and maximize cash flow and return for its shareholders.**


Roger LaVake Photo Copyright 9-11-08

# GoldSpring, Inc. (GSPG)

## Company Objectives:

- Create the largest Comstock footprint through strategic acquisitions / joint ventures
- Explore the Comstock Lode property which we acquired in November 2003
- Become the most efficient gold & silver mine operation
- Commence Gold and Silver Production through open pit mining in 2nd half of 2008
- Work to establish a 25 year production mine

## Poised for Growth and Profitability:

- Assembled Team of Industry Experts
- Recent Land Acquisitions
  - Claim Staking: 80 claims approximately 1,600 acres
  - Claim Staking in- process: 30 claims approximately 600 acres
  - Acquisitions Completed: 8 claims approximately 200 acres
  - Potential claim acquisitions: 23 claims approximately 300 acres
- Environmental Permitting - All 32 permits in place to commence mining
- Mineral Claims – 250 claims approximately 6,000+ acres

# The Comstock Lode District

**One of Worlds "Giant" Mineral Districts.**

- Produced ores containing 15 million ounces of gold and 230 million ounces of silver.
- 33 Bonanza discoveries

**Nevada's most under-explored districts in terms of Modern Exploration**

- Abundant remaining exploration opportunities.

**One of the largest trend in U.S.(Carlin Trend is first)**

**Highly Fragmented**

- Over 130 publicly traded companies working in the Comstock in the 1870's.

**Mining ceased in the late 1880's due to:**

- Weak rock conditions
- Water with temperatures reaching 140 degrees
- Cost



THE COMSTOCK LODE
SHOWING LOCATION OF IMPORTANT MINES AND DEEP SHAFTS IN 1880
LEGEND
N
Virginia City
Gold Hill
SECTION ALONG SUTRO TUNNEL

# Dec. 2007 – March 2008 Drilling Results at the Hartford Complex

- Hole #1: 80 feet of precious metals mineralization from a depth of 70 to 150 feet – grading 0.056 ounces per ton gold and 0.668 ounces per ton silver. This hole is highlighted by 10 feet grading 0.117 ounces per ton gold and 1.611 ounces per ton silver.

- Hole #2: 115 feet of precious metals mineralization grading 0.074 ounces per ton gold and 0.69 ounces per ton silver, highlighted by 15 feet grading 0.180 ounces per ton gold and 0.067 per ton silver.

- Holes #3 and #4: Gold values highlighted by 30' of 0.036 opt gold and 1.00 opt silver.

- Hole #5: High grade intercepts encountered including 15' grading 0.048 ounces per ton gold and 1.85 ounces per ton silver. At 55' feet showed grading of 0.07 ounces per ton gold and 2.42 ounces per ton silver.

- Hole #6: Includes 10 feet of mineralization grading 0.164 ounces per ton gold and 1.19 ounces per ton silver.

- Hole #7: 165 feet, near surface, with metal values averaging 0.068 ounces per ton gold and 1.5 ounces per ton silver. The zone is highlighted by feet feet (95'-145') grading 0.21 ounces per ton gold and 2.7 ounces per ton silver. High grade values were encountered from 105' to 115' grading 0.266 ounces per ton gold and 6.7 ounces per ton silver.

- Discovered mineral continuity between four lateral exploratory drill holes

- Determined third-party assay results showed ore grades 30 percent greater than the Company's preliminary in-house assays.

- 29 Holes drilled to date

# December 2007 Drilling Results



STATE ROUTE 341
LUCERNE PIT
FIGURE 2
DRILL HOLE PLAN



# Telesco Engineering Report Summary

- Reverse Circulation drilling along west to east fences in the Lucerne Pit area has returned anomalous to ore-grade (up to 0.1 oz/ton)

- Gold mineralization is hosted in the Santiago Canyon Tuff, the same silicified tuff that hosts the gold reserve mined earlier in the adjacent Billie-the-Kid open pit.

- The drill pattern covers 200’ strike, across 200’ laterally over three drill fences. Quartz veining in favorable tuff ranges to 50’ drilled thickness.

- Future plans are to expand the drill pattern both east and west along existing drill fences and to establish new drill fences, both north and south, as gold mineralization is open in all directions.

# Comstock Lode – Resumption of Mining

**Steps to Resume Production of the Hartford Complex**

- Comprehensive Geological Review Under way (On going project)
- Drilling Program commenced Dec. 2007
- Reserve report scheduled to be completed - Summer 2008
- Comprehensive mine plan for the Hartford Complex – Summer 2008
- Metallurgical Testing in Process – June 2008



STATE ROUTE 342
JUSTICE AREA
EXPLORATION POTENTIAL
DOWN DIP EXPLORATION POTENTIAL
N
FEET
0
500
1000
LUCERNE PIT
EXPLORATION POTENTIAL
EXPLORATION POTENTIAL
DOWN DIP EXPLORATION POTENTIAL
HARTFORD BOWL
HARTFORD NORTH
HARTFORD SOUTH
HARTFORD PIT
BILLIE THE KID WASTE AREA
EXPLORATION POTENTIAL
BILLIE THE KID PIT
PLUM MINING
HARTFORD HILL COMPLEX
2005 EXPLORATION
& GEOLOGIC POTENTIAL

# GoldSpring's History in the Comstock

## Historical Information

**Acquired another Comstock Property in November 2003**

**Obtained 32 required regulatory and environmental permits:**

- **Air quality control permit**
- **Water Usage**
- **Cyanide Heap Leach Special Use Permit**
- **County special use permit**
- **Reclamation permit**
- **Storm water drainage permit**
- **Water rights**
- **Wildlife permit**
- **Water pollution permit**
- **State mine inspector notice**
- **Federal mine inspector notice**

**Mine Operation: Sept. 2004 – December 2006**

**Gold production: 11,536 ounces**

**Silver production: 45,376 ounces**

**Tons of ore mined: 340,000**

**Tons of waste: 659,000**

**Recovered grade of gold: 0.034**

**Recovered grade of silver: 0.13**



# GoldSpring, Inc. (GSPG)

**GoldSpring:**

•Operates in continental US in the mine friendly state of Nevada (No geo-political risks)
•Ability and plans to be in production in the short term
•Prolific gold and silver producing area
•43-101 scheduled to be completed during the summer 2008
•Exploration potential
•Largest footprint in the Comstock Lode District
•Only permitted heap leach processing facility in the Comstock Lode District

**Valuation:**

Barrick Gold / Gold Corp / Newmont / Kinross: Valued at approximately $400 to $650 per ounce of proven and probable gold

# Gold Forecast 2008 (Range $800 to $1,500)

| | |
|---|---|
| Goldman Sachs | $800/oz |
| Citigroup | $1,000/oz |
| Merrill Lynch | $1,000/oz |
| Morgan Stanley | $1,000/oz (Gold Market has a long way to go beyond 2008) |
| Deutsche Bank | $820/oz |
| JP Morgan Chase | $814/oz |
| Barclays | $830/oz |
| Kitco | $1,400/oz |
| National Bank Financial | $1,500/oz |
| GFMS | $1,000/oz |

**Current Economic Indicators**

| Indicator | Value |
|---|---|
| Inflation % | 4.12 |
| GDP Growth % | .63 |
| Unemployment % | 4.60 |
| Gold $/oz | 900.00 |
| Oil $/bbl | 88.41 |
| Prime % | 6.00 |

| | | Gold ($) | €/$ | Oil $/barrel | Gold/Oil ratio |
|---|---|---|---|---|---|
| End of 2001: | | 276.50 | 0.88 | 19.80 | 14.0 |
| End of 2002: | | 342.75 | 1.05 | 28.13 | 12.2 |
| End of 2003: | | 417.25 | 1.26 | 30.17 | 13.8 |
| End of 2004: | | 438,00 | 1.36 | 40.25 | 10.0 |
| End of 2005: | | 513,00 | 1.18 | 58.87 | 8.7 |
| May 12, 2006: | 1) | 725.75 | 1.29 | 68.05 | 10.7 |
| October 6, 2006: | 2) | 560.75 | 1.27 | 58.86 | 9.5 |
| End of 2006: | | 635.7 | 1.32 | 60.14 | 10.6 |
| January 16, 2007 | 3) | 627.05 | 1.29 | 51.31 | 12.3 |
| June 30, 2007 | | 650.5 | 1.35 | 72.82 | 8.9 |
| September 18, 2007 | 4) | 714.75 | 1.39 | 77.58 | 9.2 |
| End of 2007: | | 836.50 | 1.47 | 93.89 | 8.9 |
| January 15, 2008: | | 913.00 | 1.49 | 90.86 | 10.0 |

1) 2006 high of gold price
2) 2006 second half low of gold price after correction
3) intermediate low of oil price
4) Fed funds rate lowered for the first time

# Positioned for Growth and Profitability

- Consolidation of the Comstock District -
  - Acquired properties at favorable prices
  - Expanded Comstock footprint through the staking of addition mineral claims
  - Largest footprint ever held in the Comstock and the ability to acquire additional properties (Consolidation of the Comstock District)

- Fully Permitted Heap Leach Processing Facility

- Exploration opportunities exist on all Comstock Lode properties
  - Optimistic upside exploration potential
  - December 2007 – March 2008 drilling delivered positive results
  - Stage 2 Exploratory nearly complete and in-house results are encouraging

- Ability to accelerate production in near term